UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):March 26, 2020

Stericycle, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37556	36-3640402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2355 Waukegan Road

Bannockburn, Illinois 60015

(Address of principal executive offices including zip code)

(847) 367-5910

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SRCL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 26, 2020, Stericycle, Inc. (the “Company”) entered into a cooperation agreement (the “Agreement”) with Saddle Point Management, L.P. (“Saddle Point”) and Maxima Fund I, L.P. (“Maxima Fund”).  Saddle Point and Maxima Fund have a combined economic and beneficial ownership interest in approximately 2% of the Company’s outstanding shares of common stock, par value $0.01 per share (the “Common Stock”). The following is a summary of the material terms of the Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pursuant to the Agreement, the Company agreed to (i) increase the size of the Company’s Board of Directors (the “Board”) from ten to twelve directors and (ii) include two independent directors, James Martell and James Welch (the “Designees”), on the slate of nominees to be recommended by the Board in the Company’s proxy statement and on its proxy card relating to the Company’s 2020 annual meeting of stockholders (the “2020 Annual Meeting”) pursuant to the procedures described in the Agreement.

In addition, subject to the election of the Designees at the 2020 Annual Meeting, the Board agreed to appoint (i) Martell to the Board’s Compensation Committee, (ii) Welch to the Board’s Audit Committee and (iii) each of Martell and Welch to the Board’s new Operations & Safety Committee, which will be established in accordance with the terms of the Agreement.

With respect to the 2020 Annual Meeting, Saddle Point and Maxima Fund agreed to, among other things, vote in favor of each of the Company’s director nominees (provided such nominees include the Designees). Saddle Point and Maxima Fund also agreed not to (i) submit director nominations or proposals at the 2020 Annual Meeting or (ii) initiate, encourage or participate in any “vote no,” “withhold” or similar campaign with respect to the 2020 Annual Meeting.

Saddle Point also agreed to certain customary standstill provisions, effective as of the date of the Agreement through until (i) the earlier of (x) 30 days prior to the deadline for the submission of stockholder nominations for the Company’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”) and (y) 100 days prior to the one-year anniversary of the 2020 Annual Meeting, or (ii) in the event that the Designees are nominated to the Board at the 2021 Annual Meeting, the date that is the earlier of (x) 30 days prior to the deadline for the submission of stockholder nominations for the Company’s 2022 annual meeting stockholders and (y) 100 days prior to the one-year anniversary of the 2021 Annual Meeting. The standstill provisions prohibit Saddle Point from, among other things: (i) soliciting proxies to vote for the election of individuals to the Board or to approve stockholder proposals, (ii) entering into a voting agreement or “group” with other stockholders of the Company, other than affiliates of Saddle Point, (iii) encouraging any person to submit nominees in furtherance of a contested solicitation for the appointment, election or removal of directors or (iv) soliciting consents from stockholders or otherwise acting or seeking to act by written consent.

The Company and Saddle Point also made certain customary representations, agreed to mutual non-disparagement provisions and agreed to the issuance of a joint press release announcing certain terms of the Agreement.

Item 8.01.	Other Events.

On March 27, 2020, the Company and Saddle Point issued a joint press release announcing the execution of the Agreement described in Item 1.01. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information furnished in Item 8.01 and Exhibit 99.1 are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This Current Report may contain forward-looking statements.  When we use words such as “believes,” “expects,” “anticipates,” “estimates” or similar expressions, we are making forward-looking statements.  Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of our management about future events and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements.  Factors that could cause such differences include, among others, developments in the COVID-19 pandemic and the resulting impact on our business and results of operations, SOP pricing volatility, foreign exchange rate volatility in the jurisdictions in which we operate, the volume and size of any recall events, changes in governmental regulation of the collection, transportation, treatment and disposal of regulated waste or the proper handling and protection of personal and confidential information, the level of government enforcement of regulations governing regulated waste collection and treatment or the proper handling and protection of personal and confidential information, decreases in the volume of regulated wastes or personal and confidential information collected from customers, the ability to implement our ERP system, charges related to portfolio rationalization or the failure of divestitures to achieve the desired results, failure to consummate transactions with respect to non-core businesses, including the risk that the Domestic Environmental Solutions transaction may not be completed in a timely manner or at all, the failure to satisfy the conditions to the consummation of such transaction, including the receipt of certain governmental and regulatory approvals, the effect of the announcement or pendency of the Domestic Environmental Solutions transaction on Stericycle’s business relationships, operating results and business generally and risks related to diverting management’s attention from Stericycle’s ongoing business operations, the obligations to service substantial indebtedness and comply with the covenants and restrictions contained in our credit agreements and notes, a downgrade in our credit rating resulting in an increase in interest expense, political, economic, inflationary and other risks related to our foreign operations, the outcome of pending or future litigation or investigations including with respect to the U.S. Foreign Corrupt Practices Act, changing market conditions in the healthcare industry, competition and demand for services in the regulated waste and secure information destruction industries, failure to maintain an effective system of internal control over financial reporting, delays or failures in implementing remediation efforts with respect to existing or future material weaknesses, disruptions in or attacks on information technology systems, as well as other factors described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Forms 10-Q.  As a result, past financial performance should not be considered a reliable indicator of future performance, and investors should not use historical trends to anticipate future results or trends.

We disclaim any obligation to update or revise any forward-looking or other statements contained herein other than in accordance with legal and regulatory obligations.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
10.1	Cooperation Agreement, dated of March 26, 2020, between Stericycle, Inc. and Saddle Point Management, L.P.
99.1	Press Release issued by the Company and Saddle Point on March 27, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBLR document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 30, 2020		Stericycle, Inc.

	By:	/s/ Janet H. Zelenka

Janet H. Zelenka
Executive Vice President and Chief Financial Officer